UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF FILING

The purpose of this filing is to report to you changes to the positions held by certain of our executive officers.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2011, D&B announced changes to the positions held by certain of its executive officers. Such changes shall be effective June 1, 2011 and provide for periods of transition, as appropriate:

•

Richard H. Veldran is appointed Chief Financial Officer for D&B, and will serve as our Principal Financial Officer reporting directly to Ms. Sara Mathew, the Company’s Chief Executive Officer. Mr. Veldran, 44, most recently served as our Chief Strategy Officer. Mr. Veldran joined D&B in 2003 and held positions of progressively increasing responsibility, including CFO of North America, Treasurer, and Leader of Global Reengineering. Mr. Veldran will replace Anastasios G. Konidaris, who has made a decision to leave the organization to pursue other professional opportunities.

•

Emanuele A. Conti, the Company’s Chief Administrative Officer, will assume the additional role of President, D&B International and will assume leadership of our International business which includes Europe, Asia Pacific and Latin America, while maintaining leadership for Strategy and Human Resources.

•

Byron C. Vielehr, the Company’s President, Global Risk and Analytics, has been appointed President, North America and will continue to lead the Company’s Strategic Technology Investment. In this new role, Mr. Vielehr will be responsible for driving growth in our North America business while implementing the capabilities related to the Strategic Technology Investment, Mr. Vielehr will replace George I. Stoeckert, the Company’s President, North America and Internet Solutions, who has made a decision to leave the organization to pursue other professional opportunities.

•

Joshua L. Peirez, the Company’s President, Innovation and Chief Marketing Officer, has been appointed President, Global Product, Marketing and Innovation. Mr. Peirez will assume responsibility for Global Risk and Analytics while also retaining his existing responsibilities for our Sales and Marketing Solutions, Global Marketing, Innovation and Data.

A copy of our press release dated May 26, 2011 regarding the above changes to our executive management team is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On May 26, 2011, we issued a press release which reaffirmed our 2011 full-year financial guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release of The Dun & Bradstreet Corporation, dated May 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/S/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General Counsel and Assistant Corporate Secretary

DATE: May 26, 2011

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